EXHIBIT 99.2
ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Three Months Ended December 31,
	2007	2006
Revenue —
Gross revenue	$1,831.9	$1,783.1
Less intercompany revenue	(311.6)	(317.6)

Net Revenue	$1,520.3	$1,465.5

Revenue Mix (based on net revenue) —
Collection —
Residential	$302.1	$298.2
Commercial	394.6	369.6
Roll-off	320.8	316.0
Recycling	55.0	48.2

Total Collection	1,072.5	1,032.0
Disposal —
Landfill (net of $180.7 and $186.4 of intercompany)	208.3	205.4
Transfer (net of $94.4 and $98.4 of intercompany)	105.4	103.1

Total Disposal	313.7	308.5
Recycling – Commodity	66.3	53.6
Other	67.8	71.4

Total	$1,520.3	$1,465.5

Internalization Based on Disposal Volumes	73%	73%

Landfill Volumes in Thousands of Tons	17,984	18,899

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	6.2%	4.6%
Volume change	(3.8)%	(0.5)%

Total	2.4%	4.1%

Year over Year Internal Growth (including commodity)	2.7%	3.9%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Twelve Months Ended December 31,
	2007	2006
Revenue —
Gross revenue	$7,344.1	$7,202.9
Less intercompany revenue	(1,275.4)	(1,294.4)

Net Revenue	$6,068.7	$5,908.5

Revenue Mix (based on net revenue) —
Collection —
Residential	$1,201.6	$1,190.0
Commercial	1,535.5	1,457.0
Roll-off	1,290.3	1,304.5
Recycling	210.2	189.8

Total Collection	4,237.6	4,141.3
Disposal —
Landfill (net of $742.1 and $759.0 of intercompany)	832.7	839.2
Transfer (net of $391.0 and $405.2 of intercompany)	436.0	423.1

Total Disposal	1,268.7	1,262.3
Recycling – Commodity	257.2	212.2
Other	305.2	292.7

Total	$6,068.7	$5,908.5

Internalization Based on Disposal Volumes	73%	73%

Landfill Volumes in Thousands of Tons	73,203	77,462

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	6.0%	5.7%
Volume change	(3.5)%	1.1%

Total	2.5%	6.8%

Year over Year Internal Growth (including commodity)	3.0%	6.4%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages)
(unaudited)
The following tables provide the components of our operating costs and as a percentage of revenues:

	Three Months Ended December 31,
	2007		2006
Labor and related benefits	$269.3	17.7%	$262.7	17.9%
Transfer and disposal costs	115.9	7.6	114.1	7.8
Maintenance and repairs	117.7	7.7	121.4	8.3
Transportation and subcontractor costs	120.8	7.9	122.2	8.3
Fuel	87.3	5.7	67.6	4.6
Disposal and franchise fees and taxes	89.6	5.9	90.8	6.2
Landfill operating costs	39.0	2.6	38.0	2.6
Risk management	33.6	2.2	46.6	3.2
Costs of goods sold	17.7	1.2	13.6	0.9
Other	42.7	2.9	48.8	3.4

Total operating expenses	$933.6	61.4%	$925.8	63.2%

	Twelve Months Ended December 31,
	2007		2006
Labor and related benefits	$1,078.9	17.8%	$1,092.0	18.5%
Transfer and disposal costs	452.5	7.5	475.3	8.0
Maintenance and repairs	482.5	8.0	491.5	8.3
Transportation and subcontractor costs	505.8	8.3	507.4	8.6
Fuel	308.7	5.1	291.6	4.9
Disposal and franchise fees and taxes	362.0	6.0	365.5	6.2
Landfill operating costs	162.1	2.7	148.0	2.5
Risk management	154.1	2.5	166.0	2.8
Costs of goods sold	73.9	1.2	54.3	0.9
Other	206.6	3.3	194.8	3.4

Total operating expenses	$3,787.1	62.4%	$3,786.4	64.1%

The following tables provide the components of our selling, general and administrative costs and as a percentage of revenues:

	Three Months Ended December 31,
	2007		2006
Salaries	$104.3	6.9%	$85.8	5.8%
Rent and office costs	9.7	0.6	8.6	0.6
Professional fees	12.3	0.8	14.9	1.0
Provision for doubtful accounts	2.2	0.1	5.0	0.3
Other	22.7	1.5	31.9	2.3

Total selling, general and administrative expenses	$151.2	9.9%	$146.2	10.0%

	Twelve Months Ended December 31,
	2007		2006
Salaries	$396.4	6.5%	$358.7	6.1%
Rent and office costs	39.2	0.6	40.3	0.7
Professional fees	64.8	1.1	56.9	1.0
Provision for doubtful accounts	19.9	0.3	18.3	0.3
Other	111.6	1.9	113.1	1.8

Total selling, general and administrative expenses	$631.9	10.4%	$587.3	9.9%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
BALANCE SHEET
(amounts in millions, except per share data)
(unaudited)

	December 31,	December 31,
	2007	2006
ASSETS
Current assets —
Cash and cash equivalents	$230.9	$94.1
Restricted cash	26.1	—
Accounts receivable, net of allowance of $21.2 and $18.4	691.0	687.5
Prepaid and other current assets	81.9	93.6
Deferred income taxes	128.3	172.5

Total current assets	1,158.2	1,047.7
Property and equipment, net	4,430.4	4,258.7
Goodwill	8,020.0	8,126.0
Other assets, net	340.1	378.6

Total assets	$13,948.7	$13,811.0

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities —
Current portion of long-term debt	$557.3	$236.6
Accounts payable	496.8	494.4
Current portion of accrued capping, closure, post-closure and environmental costs	96.0	95.8
Accrued interest	99.6	106.9
Other accrued liabilities	757.7	369.8
Unearned revenue	239.7	229.2

Total current liabilities	2,247.1	1,532.7
Long-term debt, less current portion	6,085.6	6,674.0
Deferred income taxes	400.3	357.3
Accrued capping, closure, post-closure and environmental costs, less current portion	771.4	760.3
Other long-term obligations	540.1	887.8
Stockholders’ equity —
Series D senior mandatory convertible preferred stock, $0.10 par value, 2.8 million shares authorized, 2.4 million shares issued and outstanding, liquidation preference of $250.00 per share, net of $19.2 million of issuance costs	580.8	580.8
Common stock	3.7	3.7
Additional paid-in capital	2,843.3	2,802.0
Accumulated other comprehensive loss	(29.5)	(57.4)
Retained earnings	505.9	269.8

Total stockholders’ equity	3,904.2	3,598.9

Total liabilities and stockholders’ equity	$13,948.7	$13,811.0

Days sales outstanding	43 days	43 days

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Three	For the Three
	Months Ended	Months Ended
	December 31, 2007	December 31, 2006
Operating activities —
Net income	$115.3	$9.8
Discontinued operations, net of tax	2.3	(1.6)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	140.9	135.0
Stock-based compensation expense	5.9	(4.9)
Doubtful accounts	2.2	5.0
Accretion of debt and amortization of debt issuance costs	5.1	5.4
Deferred income tax expense	49.7	104.4
Gain on sale of fixed assets	(13.1)	(5.3)
Loss from divestitures and asset impairments	—	8.0
Write-off of deferred debt issuance costs	0.4	0.4
Other non-cash items	(7.9)	(2.8)
Change in operating assets and liabilities, excluding the effects of acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	45.0	36.6
Accounts payable, accrued liabilities, unearned income and other	3.2	21.0
Capping, closure and post-closure accretion	11.7	12.0
Capping, closure, post-closure and environmental expenditures	(36.4)	(33.2)

Cash provided by operating activities from continuing operations	324.3	289.8

Investing activities —
Cost of acquisitions, net of cash acquired	(10.6)	—
Proceeds from divestitures, net of cash divested	0.1	4.3
Proceeds from sale of fixed assets	13.8	10.7
Capital expenditures, excluding acquisitions	(173.9)	(156.5)
Capitalized interest	(4.9)	(4.6)
Change in deferred acquisition costs, notes receivable and other	—	(1.1)

Cash used for investing activities from continuing operations	(175.5)	(147.2)

Financing activities —
Proceeds from long-term debt, net of issuance costs	123.1	1.8
Payments of long-term debt	(135.6)	(132.2)
Payments of preferred stock dividends	(9.4)	(9.5)
Net receipts from restricted trust	40.2	—
Net proceeds from sale of common stock, exercise of stock options and other	2.3	11.5

Cash provided by (used for) financing activities from continuing operations	20.6	(128.4)

Cash provided by (used for) discontinued operations	(6.0)	2.8

Increase in cash and cash equivalents	163.4	17.0
Cash and cash equivalents, beginning of period	67.5	77.1

Cash and cash equivalents, end of period	$230.9	$94.1

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Twelve	For the Twelve
	Months Ended	Months Ended
	December 31, 2007	December 31, 2006
Operating activities —
Net income	$273.6	$160.9
Discontinued operations, net of tax	36.2	(5.1)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	553.5	557.7
Stock-based compensation expense	21.6	10.5
Doubtful accounts	19.9	18.3
Accretion of debt and amortization of debt issuance costs	20.5	21.8
Deferred income tax expense	161.4	202.5
Gain on sale of fixed assets	(20.8)	(9.9)
Loss from divestitures and asset impairments	40.5	22.5
Write-off of deferred debt issuance costs	7.6	4.1
Other non-cash items	(10.1)	(16.3)
Change in operating assets and liabilities, excluding the effects of acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	(14.0)	(35.5)
Accounts payable, accrued liabilities, unearned income and other	(1.7)	(43.3)
Capping, closure and post-closure accretion	53.2	48.8
Capping, closure, post-closure and environmental expenditures	(75.2)	(84.7)

Cash provided by operating activities from continuing operations	1,066.2	852.3

Investing activities —
Cost of acquisitions, net of cash acquired	(85.6)	(10.7)
Proceeds from divestitures, net of cash divested	166.3	61.1
Proceeds from sale of fixed assets	25.8	21.7
Capital expenditures, excluding acquisitions	(670.0)	(661.1)
Capitalized interest	(19.2)	(17.2)
Change in deferred acquisition costs, notes receivable and other	—	4.6

Cash used for investing activities from continuing operations	(582.7)	(601.6)

Financing activities —
Proceeds from long-term debt, net of issuance costs	1,502.2	1,239.3
Payments of long-term debt	(1,914.1)	(1,438.4)
Payments of preferred stock dividends	(37.5)	(48.3)
Net receipts from restricted trust	90.7	—
Net proceeds from sale of common stock, exercise of stock options and other	23.9	23.6

Cash used for financing activities from continuing operations	(334.8)	(223.8)

Cash provided by (used for) discontinued operations	(11.9)	11.1

Increase in cash and cash equivalents	136.8	38.0
Cash and cash equivalents, beginning of period	94.1	56.1

Cash and cash equivalents, end of period	$230.9	$94.1

ALLIED WASTE INDUSTRIES INC.
SUMMARY DATA SHEET
FREE CASH FLOW DATA
(amounts in millions)
(unaudited)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2007	2006	2007	2006
Free Cash Flow:
Cash provided by operating activities	$324.3	$289.8	$1,066.2	$852.3
Add: Premium on debt repurchases	—	—	57.0	37.2
Proceeds from sale of fixed assets	13.8	10.7	25.8	21.7
Less: Capital expenditures, excluding acquisitions	(173.9)	(156.5)	(670.0)	(661.1)

Free cash flow	164.2	144.0	479.0	250.1

Market development and other investing activities, net	(10.5)	3.2	80.7	55.0
Cash provided by (used for) discontinued operations	(6.0)	2.8	(11.9)	11.1
Capitalized interest	(4.9)	(4.6)	(19.2)	(17.2)
Debt issuance costs	(1.2)	—	(21.9)	(11.7)
Payments on preferred stock dividends	(9.4)	(9.5)	(37.5)	(48.3)
Premium on debt repurchases	—	—	(57.0)	(37.2)
Accretion and other	0.8	9.9	18.4	17.3
Change in cash (including restricted cash)	(163.2)	(17.0)	(162.9)	(38.0)

(Increase) decrease in debt	$(30.2)	$128.8	$267.7	$181.1

Debt balance at beginning of period	$6,612.7	$7,039.4	$6,910.6	$7,091.7
(Increase) decrease in debt	(30.2)	128.8	267.7	181.1

Debt balance at end of period	$6,642.9	$6,910.6	$6,642.9	$6,910.6

DILUTED EARNINGS PER SHARE COMPUTATION
(amounts in millions, except per share data)
(unaudited)

	For the Three Months		For the Twelve Months
	Ended December 31,		Ended December 31,
	2007	2006	2007	2006
Diluted earnings per share computation:
Income from continuing operations	$117.6	$8.2	$309.8	$155.8
Add: Interest expense, net of tax, for senior convertible debentures	1.6	—	6.0	—
Less: Dividends on preferred stock	—	(9.4)	—	(42.9)

Income from continuing operations available to common shareholders	$119.2	$(1.2)	$315.8	$112.9

Weighted average common shares outstanding	369.6	366.6	368.8	356.7
Dilutive effect of stock awards and contingently issuable shares(A)	73.8	3.1	74.2	2.6

Weighted average common and common equivalent shares outstanding	443.4	369.7	443.0	359.3

Diluted earnings per share from continuing operations	$0.27	$0.00	$0.71	$0.32

(A)	Amounts for the three and twelve months ended December 31, 2007 include contingently issuable shares associated with our convertible debentures and preferred stock.

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
RECONCILIATION OF CERTAIN NON-GAAP MEASURES
(amounts in millions, except percentages)
(unaudited)
In addition to disclosing financial results in accordance with generally accepted accounting principles (GAAP), the Company also discloses gross profit, gross margin (gross profit as a percentage of revenue), operating income before depreciation and amortization, divestitures and impairments, diluted income per share from continuing operations exclusive of divestitures and asset impairments, debt refinancing costs and income tax adjustments and free cash flow, which are non-GAAP measures.
We believe that our presentation of gross profit and gross margin is useful to investors because they are indicators of the strength and performance of our ongoing business operations, including our ability to grow revenue and manage the associated direct costs. While selling, general and administrative costs, depreciation and amortization and gain or loss from divestitures and asset impairments are considered components of operating income under GAAP, management uses gross profit and gross margin to evaluate business growth and the efficiency of our operations. Following is a reconciliation of gross profit and gross margin (in millions, except percentages):

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2007	2006	2007	2006
Revenue	$1,520.3	$1,465.5	$6,068.7	$5,908.5
Less: Cost of operations	(933.6)	(925.8)	(3,787.1)	(3,786.4)

Gross profit	$586.7	$539.7	$2,281.6	$2,122.1

Gross margin	38.6%	36.8%	37.6%	35.9%

We believe that our presentation of operating income before depreciation and amortization, divestitures and impairments is useful to investors because it is an indicator of the strength and performance of our ongoing business operations, including our ability to fund capital expenditures and our ability to incur and service debt. While depreciation and amortization are considered operating costs under GAAP, these expenses are non-cash and primarily represent the allocation of costs associated with long-lived assets acquired or constructed in prior years. Management uses operating income before depreciation and amortization to evaluate the operations of our geographic operating regions. Following is a reconciliation of operating income before depreciation and amortization, divestitures and impairments to operating income (in millions):

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2007	2006	2007	2006
Operating income before depreciation and amortization, divestitures and impairments	$435.5	$393.5	$1,649.7	$1,534.8
Less: Loss from divestitures and asset impairments	—	(8.0)	(40.5)	(22.5)

Operating income before depreciation and amortization	435.5	385.5	1,609.2	1,512.3
Less: Depreciation and amortization	(140.9)	(135.0)	(553.5)	(557.7)

Operating income	$294.6	$250.5	$1,055.7	$954.6

We believe our presentation of diluted income per share from continuing operations exclusive of divestitures and asset impairments, debt refinancing costs and income tax adjustments provides an understanding of operational activities before the financial impact of certain unusual or otherwise non-operational items, including refinancing decisions made for the long-term benefit of the company. Management uses this measure, and believes investors find it helpful, in understanding the ongoing performance of operations separate from items that have a disproportionate impact on the results for a particular period. Comparable costs have been incurred in prior periods, and similar types of adjustments can reasonably be expected to be recorded in future periods.

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
RECONCILIATION OF CERTAIN NON-GAAP MEASURES
(amounts in millions, except per share data)
(unaudited)
Following is a summary of adjustments to diluted income per share from continuing operations (per share amounts):

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2007	2006	2007	2006
Diluted income per share from continuing operations	$0.27	$0.00	$0.71	$0.32
Add: Loss from divestitures and asset impairments	—	0.01	0.06	0.04
Add: Debt refinancing costs	—	—	0.08	0.07
Add: Income tax adjustments	(0.03)	0.16	(0.05)	0.16

Diluted income per share from continuing operations exclusive of loss from divestitures and asset impairments, debt refinancing costs and income tax adjustments	$0.24	$0.17	$0.80	$0.59

Free cash flow is defined as cash flow from operations less capital expenditures, plus proceeds from fixed asset sales and transaction related refinancing charges. Management believes the presentation of free cash flow is useful to investors because it allows them to better assess and understand the Company’s ability to meet debt service requirements and the amount of recurring cash generated from operations after expenditures for fixed assets. Free cash flow does not represent the Company’s residual cash flow available for discretionary expenditures since we have mandatory debt service requirements and other required expenditures that are not deducted from free cash flow. Free cash flow does not capture debt repayment and/or the receipt of proceeds from the issuance of debt. We use free cash flow as a measure of recurring operating cash flow. The most directly comparable GAAP measure to free cash flow is cash provided by operating activities from continuing operations. Following is a reconciliation of free cash flow to cash provided by operating activities from continuing operations (in millions):

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2007	2006	2007	2006
Free cash flow	$164.2	$144.0	$479.0	$250.1
Add: Capital expenditures	173.9	156.5	670.0	661.1
Less: Premium on debt repurchases	—	—	(57.0)	(37.2)
Less: Proceeds from sale of fixed assets	(13.8)	(10.7)	(25.8)	(21.7)

Cash provided by operating activities from continuing operations	$324.3	$289.8	$1,066.2	$852.3

Following is a reconciliation of the 2008 free cash flow outlook to cash provided by operating activities from continuing operations (in millions):

2008 Outlook
Free cash flow	$400
Add: Capital expenditures	650

Cash provided by operating activities from continuing operations	$1,050

Allied Waste does not intend for these non-GAAP financial measures to be considered in isolation or as a substitute for GAAP measures. Other companies may define these measures differently.